SUPPLEMENT TO THE
FIDELITY EQUITY-INCOME LL FUND PROSPECTUS
DATED JANUARY 20, 1996
   The following information replaces the similar information found in the "Fund in Detail" section beginning on page 9.
Bettina Doulton is Vice President and manager of Equity-Income ll, which she has managed since December 1996. She also manages other Fidelity funds. Since joining Fidelity in 1986, Ms. Doulton has worked as an analyst and manager.
The following is in addition to the information found in the "Investment Principles and Risks" section found on page 10.
CASH MANAGEMENT. The fund may invest in money market securities, in a pooled account of repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.